EXHIBIT 99.1

                         PRO FORMA FINANCIAL INFORMATION

     The Pro Forma Consolidated Statements of Income are based on the historical Consolidated Financial Statements of the Company, adjusted to give effect to the following as if it had occurred on January 1, 1995: (i) the disposition of a 51% interest in Agricredit, (ii) the acquisition of certain assets and liabilities of the agricultural and industrial equipment business of Iochpe-Maxion S.A. (the " Maxion Acquisition") on June 28,1996, (iii) the Company's issuance in March 1996 of $250.0 million of its 8-1/2% Senior Subordinated Notes due 2006 (the "March Offering") and the application of the net proceeds therefrom and (iv) the Company's replacement in March 1996 of its $550.0 million secured revolving credit facilities (the "Old Credit Facility") with a new five year $650.0 million unsecured multi-currency revolving credit facility (the "New Credit Facility"). The Pro Forma Consolidated Balance Sheet as of September 30,1996 is based on the historical Consolidated Financial Statement of the Company, adjusted to give effect to the disposition of a 51% interest in Agricredit as if the transaction had occurred on September 30, 1996.

     The Maxion Acquisition was accounted for under the purchase method of accounting. The total purchase price for the Maxion Acquisition was allocated to tangible and identifiable intangible assets and liabilities based upon the Company's preliminary estimates of their fair values with the excess of cost over net assets acquired allocated to goodwill. The allocation of the purchase price for this acquisition is subject to revision when additional information concerning asset and liability valuations is obtained. The Company does not believe that the asset and liability valuation for this acquisition will be materially different from the pro forma information presented herein. For purposes of presenting pro forma results, no changes in revenues and expenses have been made to reflect the results of any modification to operations that might have been made had such transactions been consummated on the assumed effective date of the transactions. The pro forma expenses include the recurring costs which are directly attributable to these transactions, such as interest expense, depreciation expense and amortization of the excess of cost over net assets acquired.

     The Pro Forma Financial Information does not purport to represent what the Company's results of operations or financial position would actually have been had such transactions actually occurred on any of the dates set forth above or to project the Company's results of operations for any future period.

                                            Pro Forma Statement of Income
                                            Year Ended December 31, 1995
                                       (in thousands, except per share data)


                                              Consolidated
Revenues:                                      Operations    (1)Agricredit (2)  Maxion    (3) Adjustments     Pro Forma
                                             ---------------    -----------   ------------   -------------   ------------

   Net sales . . . . . . . . . . . . . . . .  $   2,068,427     $        -     $  265,208    $  (19,587) (4) $ 2,316,019
                                                                                                  1,971  (5)
   Finance income  . . . . . . . . . . . . .         56,621        (56,621)             -             -                -
                                             ---------------    -----------   ------------   -----------     ------------
                                                  2,125,048        (56,621)       265,208       (17,616)       2,316,019
                                             ---------------    -----------   ------------   -----------     ------------
Costs and Expenses:
   Cost of goods sold  . . . . . . . . . . .      1,627,716              -        237,562       (19,587) (4)   1,853,066
                                                                                                  6,048  (6)
                                                                                                  1,327  (7)
   Selling, general and administrative expenses     200,588        (13,836)        60,903         1,971  (5)     248,922
                                                                                                   (704) (8)
   Engineering expenses. . . . . . . . . . .         27,350              -          4,869             -           32,219
   Interest expense (income), net. . . . . .         63,211        (31,721)        33,503        (3,366) (9)      84,898
                                                                                                 23,271 (10)
   Other expense (income), net . . . . . . .          9,602             52            685        (5,000)(11)       8,886
                                                                                                    704  (8)
                                                                                                  2,843 (12)
   Nonrecurring expenses . . . . . . . . . .          6,000              -              -             -            6,000
   Corporate overhead allocation from
     Iochpe-Maxion . . . . . . . . . . . . .              -              -         10,429             -           10,429
   Foreign exchange losses . . . . . . . . .              -              -          9,952             -            9,952
                                             ---------------    -----------   ------------   -----------      -----------
                                                  1,934,467        (45,505)       357,903         7,507        2,254,372
                                             ---------------    -----------   ------------   -----------      -----------
Income (loss) before income taxes, equity in
   net earnings of unconsolidated subsidiary
   and affiliates  . . . . . . . . . . . . .        190,581        (11,116)       (92,695)      (25,123)          61,647
Provision (benefit) for income taxes . . . .         65,897         (4,334)       (20,281)        3,263 (13)      34,297
                                                                                                (10,248)(14)
                                             ---------------    -----------   ------------   ------------     -----------
Income (loss) before equity in net earnings of
   unconsolidated subsidiary and affiliates.        124,684         (6,782)       (72,414)      (18,138)          27,350
Equity in net earnings of unconsolidated
   subsidiary and affiliates . . . . . . . .          4,458              -              -         3,323 (15)       7,781
                                             ---------------    -----------   ------------   -----------      -----------
Net income (loss). . . . . . . . . . . . . .        129,142         (6,782)       (72,414)      (14,815)          35,131
Preferred stock dividends. . . . . . . . . .          2,012              -              -             -            2,012
                                             ---------------    -----------   ------------   -----------      -----------
Net income (loss) available for common
   stockholders. . . . . . . . . . . . . . . $      127,130     $   (6,782)    $  (72,414)   $  (14,815)      $   33,119
                                             ===============    ===========   ============   ===========      ===========

Income per Common Share:
   Primary . . . . . . . . . . . . . . . . . $         2.76                                                   $     0.72
                                             ===============                                                  ===========

   Fully diluted . . . . . . . . . . . . . . $         2.30                                                   $     0.64
                                             ===============                                                  ===========

Weighted Average Number of Common and
   Common Equivalent Shares Outstanding:
   Primary . . . . . . . . . . . . . . . . .         46,126                                                       46,126
                                             ===============                                                  ===========
   Fully diluted . . . . . . . . . . . . . .         56,684                                                       56,684
                                             ===============                                                  ===========




                                              Pro Forma Statement of Income
                                          Nine Months Ended September 30, 1996
                                          (in thousands, except per share data)

                                               Consolidated
Revenues:                                      Operations   (1)  Agricredit   (2)    Maxion      (3)   Adjustments     Pro Forma
                                             ---------------   ---------------   ----------------   ---------------   --------------

   Net sales. . . . . . . . . . . . . . . . . $   1,627,424    $            -     $       96,409    $      (4,001) (4) $ 1,720,559
                                                                                                              727  (5)
   Finance income . . . . . . . . . . . . . .        51,404           (51,404)                 -                -                -
                                             ---------------   ---------------   ----------------   ---------------   --------------
                                                  1,678,828           (51,404)            96,409           (3,274)       1,720,559
                                             ---------------   ---------------   ----------------   ---------------   --------------
Costs and Expenses:
   Cost of goods sold . . . . . . . . . . . .     1,294,350                 -            108,727           (4,001) (4)   1,400,162
                                                                                                              422  (6)
                                                                                                              664  (7)
   Selling, general and administrative expenses     161,000            (9,886)            24,647              727  (5)     176,369
                                                                                                             (119) (8)
   Engineering expenses . . . . . . . . . . .        20,805                 -              1,022                -           21,827
   Interest expense (income), net . . . . . .        51,677           (27,959)            11,215           (2,093) (9)      43,217
                                                                                                           10,377  (10)
   Other expense (income), net. . . . . . . .         8,003                 2             (1,430)          (5,000) (11)      3,116
                                                                                                              119  (8)
                                                                                                            1,422  (12)
   Nonrecurring expenses. . . . . . . . . . .        12,878                 -                  -                -           12,878
   Corporate overhead allocated from
     Iochpe-Maxion. . . . . . . . . . . . . .             -                 -              4,201                -            4,201
   Foreign exchange losses. . . . . . . . . .             -                 -                (77)               -              (77)
                                             ---------------   ---------------   ----------------   ---------------    -------------
                                                  1,548,713           (37,843)           148,305            2,518        1,661,693
                                             ---------------   ---------------   ----------------   ---------------    -------------
Income (loss) before income taxes, equity in net
   earnings of unconsolidated subsidiary
   and affiliates and extraordinary loss. . .       130,115           (13,561)           (51,896)          (5,792)          58,866
Provision (benefit) for income taxes. . . . .        45,570            (5,082)           (15,859)           2,766  (13)     23,457
                                                                                                           (3,938) (14)
                                             ---------------   ---------------   ----------------   ---------------    -------------
Income (loss) before equity in net earnings
   of unconsolidated subsidiary and affiliates
   and extraordinary loss . . . . . . . . . .        84,545            (8,479)           (36,037)          (4,620)          35,409
Equity in net earnings of unconsolidated
   subsidiary and affiliates. . . . . . . . .         4,857                 -                  -            4,155  (15)      9,012
                                             ---------------   ---------------   ----------------   ---------------    -------------
Income (loss) before extraordinary loss . . . $      89,402     $      (8,479)    $      (36,037)    $       (465)      $   44,421
                                             ===============   ===============   ================   ===============    =============


Income before Extraordinary Loss
   per Common Share:
   Primary. . . . . . . . . . . . . . . . . . $        1.64                                                             $     0.82
                                             ===============                                                          =============

   Fully diluted. . . . . . . . . . . . . . . $        1.57                                                             $     0.78
                                             ===============                                                          =============


Weighted Average Number of Common and
   Common Equivalent Shares Outstanding:
   Primary. . . . . . . . . . . . . . . . . .        54,374                                                                 54,374
                                             ===============                                                          =============
   Fully diluted. . . . . . . . . . . . . . .        57,341                                                                 57,341
                                             ===============                                                          =============



     NOTES TO PRO FORMA STATEMENTS OF INCOME

(1) The Pro Forma Income Statement Data under the caption "Consolidated Operations" reflects the consolidation of all operations of the Company and its subsidiaries, including Agricredit.
(2) Represents the actual results of operations of Agricredit for the year ended December 31, 1995 and the nine months ended September 30, 1996.
(3) Represents the actual results of the agricultural and industrial equipment business acquired in the Maxion Acquisition ("Maxion") for the year ended December 31, 1995 and the six months ended June 30, 1996.
(4) To reflect the elimination of sales of machinery and equipment from the Company to Maxion of $5,032 and from Maxion to the Company of $14,555 for the year ended December 31, 1995 and from the Company to Maxion of $269 and from Maxion to the Company of $3,732 for the six months ended June 30, 1996.
(5) To reflect the elimination of sales commissions paid by Maxion to the Company which Maxion recorded as a reduction to net sales and the Company recorded as a reduction to selling, general and administrative expenses.
(6) To reflect a write-up in the cost of engines purchased from the Iochpe-Maxion S.A. engine division based on an imputed profit margin on the interdivisional transfers. Maxion's historical financial statements under the heading "Maxion" in the Pro Forma Consolidated Statements of Income included herein reflect the engine prices at the cost to Iochpe-Maxion S.A. without such imputed profit margin.
(7) To reflect increased depreciation expense related to the write-up over book value of the acquired fixed assets based on management's preliminary estimates of the fair value.
(8) To reflect the elimination of royalties paid by Maxion to the Company which Maxion recorded as selling, general and administrative expenses and the Company recorded as other income.
(9)  To reflect the decrease in interest expense with respect to the following:


                                     Year Ended               Nine Months Ended
                                  December 31, 1995           September 30, 1996
                                  -----------------           ------------------

Reduced interest expense on the
Company's Revolving Credit Facility
in connection with the use of
$44.3 million in proceeds from the
disposition of a 51% interest
in Agricredit for payment on the
Revolving Credit Facility at an
interest rate of 7.6% and 6.3%
for the year ended December 31,
1995 and the nine months ended
September 30, 1996, respectively..     $3,366                      $2,093

(10) To reflect the increase in interest expense with respect to the following:

                                      Year Ended             Nine Months Ended
                                   December 31, 1995         September 30, 1996
                                   -----------------         -----------------

Interest and fees incurred on the
Company's Revolving Credit Facility
in connection with the financing
of the Maxion Acquisition in the
principal amount of $260 million
at an interest rate of 7.6% for
the year ended December 31, 1995
and 6.7% for the six months ended
June 30, 1996......................   $19,760                     $8,710

Increase in interest expense and
fees on borrowings incurred in
connection with the March Offering
and the replacement of the Old Credit
Facility with the New Credit
Facility.  Excludes the write-off  of
capitalized fees and expenses
associated  with the  refinancing
of the Old Credit  Facility, which
were $3.5 million, net of taxes,
and which were recorded as an
extraordinary loss in the first
quarter of 1996...............          3,511                      1,667
                                   ----------                    -------

                                     $ 23,271                    $10,377
                                   ==========                    =======

(11) To reflect the gain on the disposition of a 51% interest in Agricredit.
(12) To reflect amortization of the preliminary estimate of the excess of cost over net assets acquired related to the Maxion Acquisition.
(13) To reflect the additional tax provision related to the net effect of the pro forma adjustments for Agricredit recorded at the statutory rate of 39.0% in effect at December 31, 1995 and September 30, 1996.
(14) To reflect the additional tax benefit related to the net effect of the pro forma adjustments for Maxion recorded at the statutory rate of 30.6% in effect at December 31, 1995 and June 30, 1996.
(15) To reflect the Company's 49.0% interest in the equity in net earnings of Agricredit.

                                           Pro Forma Consolidated Balance Sheet
                                                 As of September 30, 1996
                                                     (In thousands)

                                                     Consolidated
                                                      Operations    (1)   Agricredit    (2)  Adjustments          Pro Forma
                                                    ----------------    ----------------   ----------------    -----------------
                   ASSETS
   Current Assets:
       Cash and cash equivalents . . . . . . . . . . $       28,331      $       (1,572)   $             -     $         26,759
       Accounts and notes receivable, net of
          allowances . . . . . . . . . . . . . . . .        805,218                   -                  -              805,218
       Receivables from unconsolidated subsidiary and
          affiliates . . . . . . . . . . . . . . . .          4,527                   -              2,780  (3)           7,307
       Credit receivables, net . . . . . . . . . . .        210,409            (210,409)                 -                    -
       Inventories, net. . . . . . . . . . . . . . .        481,603                   -                  -              481,603
       Other current assets. . . . . . . . . . . . .         60,894              (3,334)                 -               57,560
                                                    ----------------    ----------------   ----------------    -----------------
        Total current assets . . . . . . . . . . . .      1,590,982            (215,315)             2,780            1,378,447


      Noncurrent credit receivables, net . . . . . .        430,534            (430,534)                 -                    -
      Property, plant and equipment, net . . . . . .        247,564                (307)                 -              247,257
      Investments in unconsolidated subsidary
          and affiliates . . . . . . . . . . . . . .         48,629                   -             29,114  (4)          77,743
      Other assets . . . . . . . . . . . . . . . . .         56,506                   -                  -               56,506
      Intangible assets, net . . . . . . . . . . . .        218,727                   -                  -              218,727
                                                    ----------------    ----------------   ----------------    -----------------
     Total assets. . . . . . . . . . . . . . . . . . $     2,592,942     $     (646,156)    $       31,894      $     1,978,680
                                                    ================    ================   ================    =================


       LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities:
      Current portion of long-term debt. . . . . . . $      455,702      $      (455,702)   $            -      $             -
      Accounts payable . . . . . . . . . . . . . . .        284,899               (3,456)                -              281,443
      Payables to unconsolidated subsidiary and
          affiliates . . . . . . . . . . . . . . . .         16,248               (2,780)            2,780  (3)          16,248
      Accrued expenses . . . . . . . . . . . . . . .        266,363              (11,458)                -              254,905
      Other current liabilities. . . . . . . . . . .         11,928                    -             1,950  (5)          13,878
                                                    ----------------    ----------------   ----------------    -----------------
     Total current liabilities . . . . . . . . . . .      1,035,140             (473,396)            4,730              566,474
                                                    ----------------    ----------------   ----------------    -----------------
   Long-term debt. . . . . . . . . . . . . . . . . .        778,753              (94,500)          (44,290) (6)         639,963
   Convertible subordinated debentures . . . . . . .              -                    -                 -                    -
   Postretirement health care benefits . . . . . . .         24,229                    -                 -               24,229
   Other noncurrent liabilities. . . . . . . . . . .         38,910               (9,856)                -               29,054
                                                    ----------------    ----------------   ----------------    -----------------
     Total liabilities . . . . . . . . . . . . . . .      1,877,032             (577,752)          (39,560)           1,259,720
   Stockholders' Equity:
      Common stock . . . . . . . . . . . . . . . . .            572                   (1)                1  (4)             572
      Additional paid-in capital . . . . . . . . . .        360,057              (48,834)           48,834  (4)         360,057
      Retained earnings. . . . . . . . . . . . . . .        372,006              (19,629)           22,679  (4)         375,056
      Unearned compensation. . . . . . . . . . . . .        (24,301)                   -                 -              (24,301)
      Additional minimum pension liability . . . . .         (2,619)                   -                 -               (2,619)
      Cumulative translation adjustment. . . . . . .         10,195                   60               (60) (4)          10,195
                                                    ----------------    ----------------   ----------------    -----------------
     Total stockholders' equity. . . . . . . . . . .        715,910              (68,404)           71,454              718,960
                                                    ----------------    ----------------   ----------------    -----------------
     Total liabilities and stockholders' equity. . . $    2,592,942       $     (646,156)  $        31,894      $     1,978,680
                                                    ================    ================   ================    =================


                        NOTES TO PRO FORMA BALANCE SHEET

1. The Balance Sheet Data captioned "Consolidated Operations" reflects the consolidation of all operations of the Company and its subsidiaries, including Agricredit.
2.   Represents the Balance Sheet of Agricredit as of September 30, 1996.
3. To reflect certain intercompany balances between Agricredit and the Company.
4. To reflect the Company's 49% investment in Agricredit, under the equity method of accounting, subsequent to the disposition of a 51% interest in Agricredit.
5. To reflect a tax liability for the gain on the disposition of a 51% interest in Agricredit recorded at the statutory rate of 39.0% in effect at September 30, 1996.
6. To reflect the use of proceeds from the disposition of a 51% interest in Agricredit for repayment on the Company's Revolving Credit Facility. The proceeds of $44.3 million include a dividend paid by Agricredit to the Company of $11.9 million immediately prior to the sale transaction.